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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C.  20549
                              ___________________


                                    FORM 8-K



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):         DECEMBER 14, 1998
                                                         --------------------



                           BANK OF GRANITE CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                  0-15956                   56-1550545
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(State or Other Jurisdiction      (Commission              (I.R.S. Employer
      of Incorporation)           File Number)          Identification Number)


P.O. Box 128, 23 North Main Street, Granite Falls, N.C.         28630
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      (Address of Principal Executive Offices)                (Zip Code)


(Registrant's telephone number, including area code)        (828)496-2000
                                                         -------------------


                                 Not Applicable
             -------------------------------------------------------
          (Former Name or Former Address, if changed since last report)


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Bank of Granite Corporation, Form 8-K, December 14, 1998, page 1 of 5

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                                     INDEX
                           BANK OF GRANITE CORPORATION


                                                                         Page

Item 5 - Other Events                                                       3

Item 7 - Exhibits                                                           3

Signatures                                                                  4

Exhibit 99 (a) News Release dated December 14, 1998                         5








































Bank of Granite Corporation, Form 8-K, December 14, 1998, page 2 of 5

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Item 5 - Other Events

     (a) On December 14, 1998, the Registrant announced that its Board of Directors had approved a plan to purchase up to $5 million of its common stock on the open market or in privately negotiated transactions as conditions warrant. The repurchase plan is effective until December 2001. As of November 30, 1998, the Company had 11,464,913 shares outstanding.

     This filing, including exhibits, may contain forward looking statements within the meaning of the Private Securities Litigation Reform Act. The accuracy of such forward looking statements could be affected by such factors as, including but not limited to, the financial success or changing strategies of the Company's customers, actions of government regulators, or general economic conditions.

The news of this event was released on December 14, 1998, as evidenced by Exhibit 99(a) to this Form 8-K.

Item 7 - Exhibits

  99   Additional Exhibits
    (a)  News Release dated December 14, 1998
































Bank of Granite Corporation, Form 8-K, December 14, 1998, page 3 of 5

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Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      BANK OF GRANITE CORPORATION

           December 17, 1998           BY:  /s/ Kirby A. Tyndall
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                                            Kirby A. Tyndall
                                         Senior Vice President
                                      and Chief Financial Officer








































Bank of Granite Corporation, Form 8-K, December 14, 1998, page 4 of 5